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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Federal Express Corporation ("FedEx Express") on Form 10-K for the period ended May 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cathy
D. Ross, Senior Vice President and Chief Financial Officer of FedEx Express, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FedEx Express.


Date:  July 16, 2004


/s/ Cathy D. Ross
-----------------
Cathy D. Ross
Senior Vice President
and Chief Financial Officer